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                                                             EXHIBIT 10(b)(xxxv)

                         ANADARKO PETROLEUM CORPORATION
                           ESTATE ENHANCEMENT PROGRAM
                                    AGREEMENT


An Agreement is hereby entered into between Anadarko Petroleum Corporation (the "Company"), and [Participant's Name] (the "Participant"), by and through [designated owner] (the "Policy Owner"), to be effective [Date]. The Agreement is incident to Participant's election for coverage under the Anadarko Petroleum Corporation Estate Enhancement Program (the "Plan"). The Policy Owner and the Company hereby certify, acknowledge and agree as follows:

1.   The Participant has agreed to forego Compensation as specified in Section
     3.02 of the Plan.

2. The Company, Participant, and Policy Owner shall cause to be issued by the Insurer a life insurance Policy (the "Policy") insuring the lives of the Participant and the Participant's spouse pursuant to the provisions of the Plan.

3.   The Policy shall be owned by the Policy Owner as provided in the Plan.

4. The Policy shall be issued by [Carrier Name] with an initial face amount of [$Amount].

5.   The Policy number of the Policy subject to this Agreement is [Policy #].

6. Subject to the terms of the Plan, the Company agrees to pay premiums equal to the Participant's foregone Compensation. The entire amount shall be paid by the Company within thirty (30) days after the Policy is issued.

7. The Company Death Benefit shall be the portion of the Policy death benefit payable to the Company upon the death of the last survivor of the Participant and the Participant's spouse, and shall be an amount equal to the greater of: (i) the Policy cash accumulation value immediately prior to the death of the last survivor of the Participant and the Participant's spouse and before any surrender charges; or, (ii) the cumulative Policy Premiums paid by the Company.

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8.   The Participant's Coverage Amount shall be the portion of the Policy death benefit payable to the Policy Owner's beneficiary(ies), and shall be equal to the amount by which the Policy death benefit exceeds the Company Death Benefit.

9. Unless and until changed by the Policy Owner, the Policy Owner's beneficiary shall be the Policy Owner.

10. In accordance with the terms of Section 8.01 of the Plan, the Participant hereby designates __________________________________ as the Elector entitled to make the Alternative Death Benefit Election under the Plan. If such person is unable or unwilling to serve as the Elector, the Elector shall be ____________. Pursuant to the provisions of Section 8.01 of the Plan, the Policy Owner hereby agrees to transfer the ownership of the Policy to the Company if an Alternative Death Benefit Election is made.

11. In the event of a complete or partial surrender or cancellation of the Policy, or a cash withdrawal or loan from the Policy, all proceeds payable as a result of the surrender, cancellation, withdrawal or loan shall be paid to the Company. Policy Owner agrees that it will not cancel, surrender in whole or in part, withdraw cash value from, borrow from or otherwise encumber the Policy without the prior written consent of the Company.

12. As security to the Company for the payment to it of amounts due it under this Agreement and the Plan, the Policy Owner shall execute a Collateral Assignment of the Policy to the Company, which Collateral Assignment will specifically limit the rights of the Company in the Policy to payment of amounts due it under Sections 7 and 11 of this Agreement which have not otherwise been paid. The Collateral Assignment shall not be terminated, altered or amended by the Policy Owner without the express written consent of the Company.

13. The Policy Owner agrees that all terms and conditions specified in the Plan are hereby incorporated by reference as though fully set forth herein and form a part of this Agreement.

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 Name of Policy Owner                   Signature of Policy Owner

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                                        Date

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    Address of Policy Owner:
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 Name of Company Representative         Signature of Company Representative

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                                        Date


Consent and Acknowledgment of Participant:

The undersigned Participant has read and understands the terms of the Plan and this Agreement, consents to the terms of this Agreement and the Plan, and agrees to be bound by and subject to the terms of this Agreement to the same extent as if Participant had been a party to this Agreement.

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 Date                                   Participant

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                                        Participant's Spouse

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